UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 31, 2011
ORBITZ WORLDWIDE, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-33599	20-5337455

(Commission File Number)	(I.R.S. Employer Identification No.)

500 W. Madison Street, Suite 1000, Chicago, Illinois	60661

(Address of Principal Executive Offices)	(Zip Code)
(312) 894-5000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 is being filed by Orbitz Worldwide, Inc. (the “Company”) to amend and restate Item 5.07 to the Current Report on Form 8-K dated May 31, 2011 and filed with the Securities and Exchange Commission on June 6, 2011. On June 7, 2011, our stock transfer agent notified us that they had inaccurately reported to the Company the voting results at the Annual Meeting of Shareholders held on June 1, 2011 (the “Annual Meeting”). The correction of the transfer agent’s error did not impact the outcome of the votes. The corrected voting results are set forth below.
Item 5.07. Submission of Matters to a Vote of Security Holders.
     The Company held its Annual Meeting of Shareholders on June 1, 2011. As of April 6, 2011, the Company’s record date for the Annual Meeting, there were a total of 102,434,842 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 94,881,936 shares of common stock were represented in person or by proxy and, therefore, a quorum was present. The Company’s shareholders voted on five proposals and cast their votes as follows:
     Proposal 1: To elect four director nominees to the Company’s Board of Directors to serve for terms of three years:

			Broker
Director	For	Withhold	Non-Votes
Mark S. Britton	90,995,566	197,719	N/A
Bradley T. Gerstner	90,995,656	197,629	N/A
Kristina M. Leslie	91,001,209	192,076	N/A
Jaynie Miller Studenmund	66,203,594	24,989,691	N/A
     Based on the votes set forth above, the director nominees were duly elected.
     Proposal 2: To approve an amendment to the Equity and Incentive Plan to increase the number of shares reserved for issuance under the Equity and Incentive Plan by 3,000,000 shares:

			Broker Non-
For	Against	Abstain	Votes
83,324,856	7,854,779	13,650	3,688,651
     Based on the votes set forth above, the amendment to the Equity and Incentive Plan was approved.
     Proposal 3: To approve, on an advisory basis, the compensation of the Company’s named executive officers:

			Broker Non-
For	Against	Abstain	Votes
87,727,461	3,451,624	14,200	3,688,651
     Based on the votes set forth above, the compensation of the Company’s named executive officers was approved.
     Proposal 4: To approve, on an advisory basis, the frequency for an advisory vote on the compensation of the Company’s named executive officers:

				Broker Non-
1 Year	2 Years	3 Years	Abstain	Votes
33,117,015	30,149	58,040,311	5,810	3,688,651
     Based on the votes set forth above, the shareholders selected holding an advisory vote on the compensation of the Company’s named executive officers every three years.
     In accordance with the shareholders’ recommendation, the Company has determined that an advisory vote on the compensation of the named executive officers of the Company will be conducted every three years, until the next shareholder advisory vote is held on this matter.
     Proposal 5: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011:

			Broker Non-
For	Against	Abstain	Votes
88,361,567	273,735	6,245,634	1,000
     Based on the votes set forth above, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was duly ratified.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITZ WORLDWIDE, INC.
Dated: June 10, 2011	By:	/s/ James P. Shaughnessy
		Name:	James P. Shaughnessy
		Title:	Senior Vice President, Chief Administrative Officer and General Counsel